UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2004

Anika Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 New Boston Street, Woburn, Massachusetts		01801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 932-6616

No Change Since Last Report

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

James E. O’Neill, 40, controller of Anika Therapeutics, Inc. (the “Registrant”), was designated chief accounting officer and principal financial officer of the Registrant effective October 22, 2004.  Prior to joining Anika in 2002, Mr. O’Neill served as corporate controller for FairMarket, Inc., an online auction and promotions technology and service provider.  From 1995 to 1999, Mr. O’Neill held various positions at AVANT Immunotherapeutics, Inc. a biopharmaceutical company, most recently as Director of Finance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

October 28, 2004	By:	/s/ Charles H. Sherwood
Charles H. Sherwood, Ph.D. Chief Executive Officer and President